May 2006 May 2006 Investor Presentation Investor Presentation Investor Presentation Multiple Brands…One Team Multiple Brands…One Team Multiple Brands…One Team Exhibit 99.1

Statements and financial discussion and analysis contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements include information about possible or assumed future results of the Company’s operations or performance. When we use any of the words “believe,”
“expect”, “anticipate”, “estimate”, “continue”, “intend”, “may”, “will”,
“should”, or similar expressions that identifies these as forward-looking statements. For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to the
Company’s most recent Form 10-K filed with the Securities Exchange
Commission.
A forward-looking statement may include a statement of the
assumptions or bases underlying the forward-looking statement. The
Company believes it has chosen the assumptions or bases in good faith and that they are reasonable. However, the Company cautions you that assumptions or bases almost always vary from actual results, and the differences between assumptions or bases and actual results can be material. The Company will not update these statements unless the securities laws require it to do so.
Forward-Looking Statements
Forward-Looking Statements
Forward-Looking Statements

Texas United Profile
Texas United Profile
Texas United Profile
•
Formed in 1998 from merger of 2 Texas banks
•
Closed Gateway (Dallas) acquisition December 1, 2005;
•
Closed Express Bank (Round Rock) acquisition February 14,
2006;
•
Northwest Bank (Roanoke) acquisition closed 4/1/06
•
On a pro forma basis, over $1.7 billion in total assets, 43 full-
service branches, 5 limited service branches and 7 LPOs
•
Current market cap of approximately $233 million*
•
Listed on Nasdaq
* As of 5/5/06.

•
A community bank building a strong presence in Texas growth
markets
•
Experienced management team with extensive community
banking contacts throughout Texas
•
Multiple charter structure allows acquired banks to maintain community bank identity
•
Experienced acquirer with improving operating leverage
•
Sound asset quality
Key Strengths
Key Strengths
Key Strengths

Dallas
Fort Worth
Austin
Houston
San Antonio

TEXAS UNITED BANCSHARES

Major markets:
•
Austin
•
Dallas
•
Houston
•
San Antonio
•
Bryan/College Station
State Bank
GNB Financial
Gateway National Bank
Northwest Bank
Multiple Brands…One Team
Multiple Brands…One Team
Multiple Brands…One Team

STATE BANK™

GNB Financial
Independent Community Bankers

Gateway National Bank

NORTHWEST BANK

TEXAS UNITED BANCSHARES

• 24 Locations
(1)
• Serves Austin, San Antonio and Houston MSA’s
• 7 Locations
• Acquired April, 2004
• Serves the Dallas-Fort Worth MSA
• 7 Locations
• Acquired May, 2005
• Serves the Dallas-Fort Worth MSA
• 5 Locations
• Acquired April 1, 2006
• Serves the Dallas-Fort Worth MSA
Multiple Brands…One Team
Multiple Brands…One Team
Multiple Brands…One Team
(1) Includes Express Bank branches

$142.5
$216.9
$264.2
Gateway
National
Bank
$177.9
$196.8
$252.4
GNB
Financial,
Inc.
$1,203.6 $107.2 $776.0
Loans
$1,340.4 $121.1 $805.6
Deposits
$1,756.2 $132.9 $1,106.7
Assets
Aggregated
Totals
Northwest
Bank
State Bank
($ in millions )
Multiple Brands…One Team
Multiple Brands…One Team
Multiple Brands…One Team
* Financial data as of 3/31/06, Northwest Bank acquisition closed 4/1/06.

Sterling Bancshares
Texas Capital Bancshares
Summit Bancshares
MetroCorp Bancshares
Cullen/Frost Bankers
Texas United Bancshares
Prosperity Bancshares
International Bancshares Corp
Texas Average
Texas Regional Bancshares
State National Bancshares
Southside Bancshares
National Average
First Financial Bankshares

TEXAS UNITED BANCSHARES

Population CAGRs are deposit weighted by MSA
Source:  SNL Financial LC
Projected CAGR Population Growth 2005 – 2010
A Texas Growth Story
A Texas Growth Story
A Texas Growth Story
2.75%
2.63% 2.63%
2.56%
2.28%
2.27%
2.14%
2.05%
2.03%
1.99%
1.57%
1.23% 1.22%
0.85%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%

Loan Portfolio
$1.203 billion at March 31, 2006 (Includes Northwest)
Loan Portfolio
Loan Portfolio
$1.203 billion at March 31, 2006 (Includes Northwest)
$1.203 billion at March 31, 2006 (Includes Northwest)
Consumer
8%
1-4
Residential
18%
CRE
29%
C&I
22%
Construction
23%

$0 $250 $500 $750 $1,000 $1,250 1999 2000 2001 2002 2003 2004 2005 Commercial Non-Commercial 44% 56% 47% 53% 41% 59% 40% 60% 49% 51% 61% 39% 72% 28% Loan Growth Loan Growth Loan Growth

0.31%
0.23%
0.09%
0.18%
0.24%
0.34%
0.46%
0.61%
0.34%
0.29%
0.20%
0.22%
0.16%
0.35%
0.93%
0.96%
1.01%
0.85%
0.64%
0.66%
1.00%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1999 2000 2001 2002 2003 2004 2005
NPA/Assets NCO/Avg Loans ALL/Loans
Strong Credit Culture
Strong Credit Culture
Strong Credit Culture

Deposit Mix (Includes Northwest which closed 4/1/06)
$1.34 billion at March 31, 2006
Deposit Mix (Includes Northwest which closed 4/1/06)
Deposit Mix (Includes Northwest which closed 4/1/06)
$1.34 billion at March 31, 2006
$1.34 billion at March 31, 2006
MMDA &
Savings
46%
NOW
6%
DDA
17%
CDs & IRAs
31%
* Total Non-interest bearing DDA’s represent 28.6% of total
deposits at 3/31/06 (includes Northwest)

$0
$250
$500
$750
$1,000
$1,250
1999 2000 2001 2002 2003 2004 2005
Core Deposits Non-Core Deposits
*Core deposits = DDA + NOW + Savings + Money Market.
55%
45%
56%
44%
59%
41%
59%
41%
65%
35%
67%
33%
70%
30%
Core Deposit Growth*
Core Deposit Growth*
Core Deposit Growth*

Revenue Mix $77.8 million for 2005 Revenue Mix Revenue Mix $77.8 million for 2005 $77.8 million for 2005 Gain on Sale 12% Spread Income 69% Deposit Service Fees 12% Mortgage Servicing 1% Other 6%

$13.8
$16.4
$21.2
$53.0
$11.0
$14.6
$24.8
$24.2
$32.7
$19.0
$5.5
$7.9
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
2000 2001 2002 2003 2004 2005
Spread Income Fee Income
28.4%
32.6%
34.2%
37.6%
36.8%
31.9%
Revenue Growth
Revenue Growth
Revenue Growth

4.91% 4.92% 4.44% 4.44% 4.86% 4.56% 4.66% 4.56% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1999 2000 2001 2002 2003 2004 2005 1Q06 Net Interest Margin Net Interest Margin Net Interest Margin

$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
1999 2000 2001 2002 2003 2004 2005 1Q06
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
Total Non-Interest Expense Efficiency Ratio
$11.2
73%
$15.5
79%
$19.8
79%
$25.9
80%
$30.0
77%
$41.1
79%
$57.6
69.9%
Improving Operating Efficiencies
Improving Operating Efficiencies
Improving Operating Efficiencies
74%
$17.1

$3.0
$3.2
$4.3
$5.2
$6.1
$10.7
2000 2001 2002 2003 2004 2005
($ in millions)
Diluted EPS Net Income
$0.79
$0.83
$1.07
$1.26
$1.11
$1.31
2000 2001 2002 2003 2004 2005
Earnings Growth
Earnings Growth
Earnings Growth

ROAE ROAA
1.14%
0.90%
0.77%
0.86% 0.86%
0.73%
0.87%
1999 2000 2001 2002 2003 2004 2005
15.6%
14.2%
13.5%
14.1%
10.0%
9.8%
12.1%
1999 2000 2001 2002 2003 2004 2005
ROAA, ROAE and ROATE
ROAA, ROAE and ROATE
ROAA, ROAE and ROATE
2005
ROATE:
21.2%

•
Consolidate back-office operations
•
Continue to focus on improving efficiencies
and profitability
•
Consolidate all banks in the Dallas/Fort
Worth Metroplex into one bank charter
•
Focus on growing existing branch network
2006 Strategic Priorities
2006 Strategic Priorities
2006 Strategic Priorities

•
A community bank with a strong presence in high
growth Texas markets
•
Improving operating leverage, efficiency and
profitability
•
Ability to continue to grow both organically and
through acquisitions
•
Strong asset quality history
Key Investment Appeals
Key Investment Appeals
Key Investment Appeals

309%
145%
15.3x
16.8x
$234 Million
$ 22.00
TXUI
322.5%
240.5%
16.8x
22.0
Texas Banks
Avg.
Price / Tangible BV
Price / Book Value
Price / ’06E EPS
Price / LTM EPS
Market Capitalization
Share Price (5/5/06)
Current Valuation
Current Valuation
Current Valuation